UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 15, 2016

Date of Report (Date of earliest event reported)

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois 60007

(Address of principal executive offices)                                           (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The SigmaTron International, Inc. 2013 Employee Stock Purchase Plan disclosed on and described in SigmaTron International, Inc.’s Current Report on Form 8-K dated September 20, 2013, has been terminated effective as of August 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.
Date: August 15, 2016	By:	/s/ Gary R. Fairhead
Name: Gary R. Fairhead
Title: President and Chief Executive Officer